SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               AMERICASBANK CORP.
             (Exact name of registrant as specified in its charter)


               Maryland                                  52-1948980
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

               AmericasBank Corp.
               515 East Joppa Road
               Towson, Maryland                                     21286
               (Address of principal executive office)           (Zip Code)



If this Form relates to the registration of         If this Form relates to the registration
a class of debt securities and is effective         of a class of debt securities and is to
upon filing pursuant to General Instruction         become effective simultaneously
A(c)(1), please check the following box. |_|        with the effectiveness of a concurrent
                                                    registration statement under the
                                                    Securities Act of 1933 pursuant to
                                                    General Instruction A(c)(2), please
                                                    check the following box. |_|

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

         The Registrant hereby incorporates by reference the description of its Common Stock, $0.01 par value per share, contained under the caption "DESCRIPTION OF CAPITAL STOCK" in its Registration Statement on Form SB-1, Registration No. 333-28881, filed with the Commission on June 10, 1997, as amended to date. This Registration Statement on Form 8-A shall be deemed to incorporate by reference the description of the Common Stock contained in any prospectus subsequently filed by the Registrant pursuant to Rule 424 under the Securities Act of 1933.

Item 2.  Exhibits

Exhibit No.                Description                                      Page
-----------                -----------                                      ----

1                          The section titled "DESCRIPTION OF                __
                           CAPITAL STOCK" included as part of the
                           Registrant's Registration Statement on
                           Form SB-1, Registration No. 333-28881, as amended to date ("Registration Statement on Form SB-1") is incorporated herein by reference.

2                          The Articles of Incorporation and the             __
                           Amended and Restated Bylaws of the
                           Registrant filed as Exhibits 2A and 2B
                           to the Registration Statement on Form
                           SB-1, respectively, are hereby incorporated by reference.

3                          Specimen of Common Stock certificate              __
                           of the Registrant filed as Exhibit 12B
                           to the Registration Statement on
                           Form SB-1 is incorporated herein by
                           reference.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           AMERICASBANK CORP.


Date: July 31, 1997                       By: /s/ J. CLARENCE JAMESON, III
                                              -----------------------------
                                              J. Clarence Jameson, III
                                              President